UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2023, Randall Nilsen, the Chief Revenue Officer (“CRO”) of International Money Express, Inc. (the “Company”), informed the Company of his intention to resign from his position, effective September 30, 2023. As a result of Mr. Nilsen’s contributions to the Company and his continued desire to lead U.S. and Canada retail sales for the Company’s Intermex brand, the Company and Mr. Nilsen have agreed that he will assume the newly created position of Executive Vice President of Intermex Retail Sales, U.S and Canada, effective October 1, 2023. In the role Mr. Nilsen will oversee sales of the Intermex brand through its network of retail agents in the U.S. and Canada.  Mr. Nilsen’s other duties, including oversight of marketing, pricing, payer network management, and sales for acquired entities, will be transferred to other officers rather than seeking a replacement CRO. Mr. Nilsen will continue to report to Robert W. Lisy, Chief Executive Officer, President and Chairman of the Company, and will continue as CRO until September 30, 2023 to ensure a smooth transition of his previous responsibilities as described above. Mr. Nilsen’s new role is subject to execution of a mutually satisfactory amended and restated employment agreement. Mr. Nilsen’s decision to resign as CRO was not related to any disagreement with the Company on any matter relating to the Company’s strategy, financial, leadership, operations, policies or practices (sales or otherwise).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: September 8, 2023	By:	/s/ Ernesto Luciano
	Name:	Ernesto Luciano
	Title:	Chief Legal Officer | General Counsel & Corporate Secretary